EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the accompanying Annual Report on Form 10-K of Lightspace Corporation for the year ended December 31, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Lightspace Corporation.

Dated: April 1, 2008	/s/ Gary Florindo
Name: Gary Florindo
Title: Chief Executive Officer (principal executive officer)